U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 25, 2010

AMIWORLD, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-52742	20-5928518
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

60 E. 42nd Street, Suite 1225

New York, NY 10165

(Address of principal executive offices)

(212) 557-0223

(Issuer’s Telephone Number)

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          Effective January 25, 2010, Felipe Venicio Rodriguez Wittgreen resigned as a member of our Board of Directors. No successor was appointed and pursuant to our bylaws, we decreased the number of our Board of Directors from seven to six members. There were no disagreements between us and Mr. Wittgreen regarding any business practices or procedures.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2010	AMIWORLD, INC. (Registrant) By: s/Mamoru Saito_______________________ Mamoru Saito, Chief Executive Officer

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